UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report:(Date of earliest event reported): June 29, 2005

                               WEGENER CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                        0-11003               (81)-(0371341)
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

11350 Technology Circle, Duluth, Georgia                          (30097)
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (770) 623-0096


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


Item 2.02.  Results of Operations and Financial Condition
Item 9.1. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

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Table of Contents

Item 2.02  Results of Operations and Financial Condition

      On June 29, 2005, Wegener Corporation issued a press release announcing its financial results for the three and nine months ended June 3, 2005, and a copy of such press release is attached as Exhibit 99.1 to this report.

      The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.




Item 9.01 Financial Statements and Exhibits

      (C)   Exhibits

            99.1  Press Release of Wegener Corporation issued June 29, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wegener Corporation

Date: June 30, 2005

                                        By: /s/ Robert A. Placek
                                            -----------------------------
                                            Robert A. Placek
                                            President and Chief Executive
                                            Officer

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Exhibit Index

Exhibit
Number

99.1     Press Release of Wegener Corporation, issued on June 29, 2005